UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA   93624
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On May 13, 2014, S&W Seed Company (the "Registrant") entered into a service level agreement with Imperial Valley Milling Co. ("IVM") for the provision of services to the Registrant relating to the storage, preparation, packing and dispatching of clean and uncleaned seed delivered to IVM by the Registrant or its contracted growers or suppliers (the "SLA"). The SLA expressly excludes from its operation any seed sourced and delivered by IVM to the Registrant pursuant to the existing Supply Agreement between the Registrant and IVM dated October 1, 2012 which continues to be of full force and effect. Glen D. Bornt, the founder and President of IVM, is a member of the Registrant's Board of Directors.

The fees and charges payable by the Registrant to IVM vary depending upon the service provided and are assessable on a per pound/kilogram basis for services directly applicable to clean or unclean seed and on a per unit basis for tests, samples and bagging materials. The SLA may be terminated at any time by either party by providing 60 days' notice to the other party.

Item 2.02.    Results of Operations and Financial Condition.

On May 14, 2013, the Registrant issued a press release entitled "S&W Announces Results for the Third Quarter of Fiscal Year 2013." The text of the press release is furnished as Exhibit 99.1.

The information in Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained in Exhibit 99.1 hereto shall not be incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated May 14, 2014*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Senior Vice President of Finance and Administration and Chief Financial Officer

Date: May 14, 2014

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EXHIBIT INDEX

Exhibit	Description
99.1 +	Press Release dated May 14, 2014*

______________
* This exhibit is furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

+ Also provided in PDF format as a courtesy.